Exhibit 99.3

AUGUSTA GOLD CORP.

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information of Augusta Gold Corp. (“Augusta” or the “Company”) is presented to give effect to the Company’s membership purchase agreement (the “Agreement”) entered into on April 21, 2022 and closed on June 13, 2022 (the “Acquisition”) with Waterton Nevada Splitter, LLC (“Waterton”) whereby the Company acquired all of the outstanding membership interest of CR Reward LLC (“CR Reward”). The Company would not have sufficient cash to discharge the deferred cash payment under the Agreement within 90 days from June 13, 2022, the closing date of the Acquisition, without entering into a financing arrangement. The unaudited pro forma condensed combined financial information assumes that such financing has not been raised.

The unaudited pro forma condensed balance sheet as of March 31, 2022 combines the historical consolidated balance sheets of Augusta and CR Reward giving effect to the Acquisition as if they occurred on March 31, 2022. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 combine the historical statements of operations of Augusta and CR Reward giving effect to the Acquisition as if they occurred on January 1, 2021.

The Acquisition and basis of presentation of the pro forma condensed combined financial information are described in greater detail in Note 1: Basis of Presentation included in the notes to the pro forma condensed combined financial statements. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined balance sheet and statements of operations.

The pro forma condensed combined financial information is based on various adjustments and assumptions and is not necessarily indicative of what Augusta’s operating results actually would have been if the Acquisition occurred as of the dates indicated or will be for any future periods. The pro forma condensed combined financial information does not include adjustments to reflect any potential revenue, synergies or dis-synergies, or cost savings or financing arrangements that may be achievable in connection with the Acquisition, or the associated costs that may be necessary to achieve such revenues, synergies or dis-synergies, or cost savings.

Augusta Gold Corp.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

March 31, 2022 and December 31, 2021

(Unaudited)

AUGUSTA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

March 31, 2022

(Unaudited, expressed in United States dollars)

	Historical		Pro Forma Transaction Accounting Adjustments		Augusta Gold. Corp Pro
	Augusta Gold Corp.	CR Reward LLC	Acquisition		Forma Consolidated
Assets
Current assets
Cash	$19,024,422	485,521	(17,377,395)	[5(a)]	2,132,548
Prepaid	134,302	19,521	-		153,823
Deposits	7,028	-	-		7,028
Total current assets	19,165,752	505,042	(17,377,395)		2,293,399

Other assets
Equipment, net	282,501	-	-		282,501
Property and plant	-	838,991	-	[5(b)]	838,991
Mineral properties, net	12,198,388	11,084,945	35,072,722	[5(b)]	58,356,055
Total other assets	12,480,889	11,923,936	35,072,722		59,477,547

Total assets	$31,646,641	12,428,978	17,695,327		61,770,946

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$461,408	63,285	(55,997)	[5(c)]	468,696
Acquisition obligation	-		17,500,000	[5(d)]	17,500,000
Asset retirement obligation	1,039,786	-	-		1,039,786
Total current liabilities	1,501,194	63,285	17,444,003		19,008,482

Long term liabilities
Asset retirement obligation, net of current	921,441	1,100,434	-	[5(e)]	2,021,875
Warrant liability	7,966,950	-	-		7,966,950
Total long-term liabilities	8,888,391	1,100,434	-		9,988,825
Total liabilities	10,389,585	1,163,719	17,444,003		28,997,307
Stockholders’ equity
Preferred stock, $0.0001 par value	-	-	-		-
Preferred stock series A, $.0001 par value	-	-	-		-
Preferred stock series B, $.0001 par value	67	-	-		67
Common stock, $.0001 par value	7,052	-	780	[5(f)]	7,832
Member’s capital	-	21,317,522	(21,317,522)	[5(g)]	-
Additional paid in capital	42,844,691	-	11,515,803	[5(f)]	54,360,494
Accumulated deficit	(21,594,754	(10,052,263)	10,052,263	[5(g)]	(21,594,754)
Total stockholders’ equity	21,257,056	11,265,259	251,324		32,773,639
Total liabilities and stockholders’ equity	$31,646,641	12,428,978	17,695,327		61,770,946

See accompanying notes to unaudited pro forma condensed combined financial statements

AUGUSTA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Unaudited, expressed in United States dollars)

	For the year ended December 31, 2021
	Historical		Pro Forma Transaction Accounting Adjustments		Augusta Gold Corp. Pro Forma Consolidated
	Augusta Gold Corp.	CR Reward LLC	Acquisition
Operating expenses
General and administrative	$4,664,565	100,055	-		4,764,620
Lease expense	16,000	-	-		16,000
Exploration, evaluation and project expense	7,909,333	161,035	-		8,070,368
Accretion expense	24,747	11,266	-	[5(e)]	36,015
Depreciation expense	44,057	-	-		44,057
Total operating expenses	12,658,704	272,356	-		12,931,060

Net operating loss	(12,658,704)	(272,356)	-		(12,931,060)

Financing expense	-	(16,961)	-		(16,961)
Revaluation of warrant liability	15,857,500	-	-		15,857,500
Foreign currency exchange gain	253,236	-	-		253,236
Net income (loss)	$3,452,032	(289,317)	-		3,162,715

Weighted average common shares outstanding – basic and diluted	68,251,261	-	7,800,000	[6]	76,051,261

Earnings per common share – basic and diluted	$0.05				0.04

See accompanying notes to unaudited pro forma condensed combined financial statements

AUGUSTA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022

(Unaudited, expressed in United States dollars)

	Three months ended March 31, 2022
	Historical		Pro Forma Transaction Accounting Adjustments		Augusta Gold Corp. Pro
	Augusta Gold Corp.	CR Reward LLC	Acquisition		Forma Consolidated
Operating expenses
General and administrative	$1,067,879	38,943	-		1,106,822
Exploration, evaluation and project expense	338,639	1,136	-		339,775
Accretion expense	7,099	4,238	-	[5(e)]	11,337
Depreciation expense	11,014	-	-		11,014
Total operating expenses	1,424,631	44,317	-		1,468,948

Net operating loss	(1,424,631)	(44,317)	-		(1,468,948)

Financing expense	-	(4,240)	-		(4,240)
Revaluation of warrant liability	(206,193)	-	-		(206,193)
Foreign currency exchange gain	209,611	-	-		209,611
Net loss	$(1,421,213)	(48,557)	-		(1,469,770)

Weighted average common shares outstanding – basic and diluted	70,519,188	-	7,800,000	[6]	78,319,188

Loss per common share – basic and diluted	$(0.02)				(0.02)

See accompanying notes to unaudited pro forma condensed combined financial statements

AUGUSTA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021 AND THE THREE MONTHS ENDED MARCH 31, 2022

(Unaudited, expressed in United States dollars except as otherwise noted)

1.	BASIS OF PRESENTATION

These unaudited pro forma condensed combined financial statements were prepared in accordance with Article 8-05 of Regulation S-X to illustrate the pro forma effects of Augusta Gold Corp.’s (“Augusta” or the “Company”) membership interest purchase agreement (the “Agreement”) entered into on April 21, 2022 and closed on June 13, 2022 (the “Acquisition”) with Waterton Nevada Splitter, LLC (“Waterton”) whereby the Company acquired all of the outstanding membership interests of CR Reward LLC (“CR Reward”) which owns the Reward Mine Properties. The Company would not have sufficient cash to discharge the deferred cash payment under the Agreement within 90 days from June 13, 2022, the closing date of the Acquisition, without entering into a financing arrangement. Unaudited pro forma condensed combined financial information assumes that such financing has not been raised.

At the time of preparing these pro forma condensed combined financial statements, the Company does not have sufficient cash or funding commitments to make the Deferred Payment. If the Company fails to pay the Deferred Payment by the Deferred Payment Deadline (i.e., 90 days from closing), such failure will constitute an event of default and breach of the obligation of the Company to pay the Deferred Payment, and Waterton will be entitled to seek all available remedies at Law and in equity, including taking any proceedings with respect to the Reward Mine Properties. Accordingly, there is substantial doubt that the Company can continue its operations for the next 12 months as a going concern. Management plans to pursue a financing transaction in order to make the Deferred Payment within 90 days of closing of the acquisition including but not necessarily limited to obtaining additional equity financing. Management has successfully pursued such options previously and believes that they alleviate substantial doubt that the Company can continue its operations for the next 12 months as a going concern. However, there is no assurance that the Company will be successful in pursuing these plans.

The unaudited pro forma condensed combined balance sheet as of March 31, 2022 combines the historical unaudited consolidated balance sheet of the Company and the unaudited consolidated balance sheet of CR Reward LLC as of such date, giving effect to the Acquisition as if it had taken place on March 31, 2022, assuming no financing has been raised to discharge the Deferred Payment and adjustments described in the accompanying notes to these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 combine the historical consolidated statements of operations of the Company and CR Reward for such periods, giving effect to the Acquisition as if they had both occurred on January 1, 2021,assuming no financing has been raised to discharge the Deferred Payment and adjustments described in the accompanying notes to these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are not intended to reflect the financial performance or the financial position of the Company which would have resulted had the Acquisition been completed on the dates indicated in the pro forma assumptions.

The pro forma condensed combined financial statements are based on a preliminary estimate of the purchase consideration and allocation of the purchase price to the acquired assets and assumed liabilities. Actual amounts recorded upon completion of the Acquisition and the determination of the final purchase price allocation will differ from amounts used in these unaudited pro forma condensed combined financial statements and such differences could be material.

Any potential synergies that may be realized, integration costs that may be incurred or financing that may be obtained subsequent to the completion of the Acquisition or other non-recurring charges have been excluded from the unaudited pro forma financial information. The pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

AUGUSTA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021 AND THE THREE MONTHS ENDED MARCH 31, 2022

(Unaudited, expressed in United States dollars except as otherwise noted)

2.	SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in preparing these unaudited pro forma condensed combined financial statements are set out in the Company’s audited consolidated financial statements for the year ended December 31, 2021. In preparing the unaudited pro forma condensed combined financial statements, a preliminary review was undertaken to identify any accounting policy differences between the accounting policies used in the consolidated financial statements of CR Reward and those of the Company where the impact was potentially material and could be reasonably estimated, with the Company identifying no such differences.

3.	DESCRIPTION OF THE ACQUISITION

Under the terms of the Acquisition, the Company’s aggregate consideration to Waterton to acquire all the membership interest of CR Reward include the following:

●	$12,500,000 in cash to be paid on the closing date (“Closing Payment”);

●	Issuance of 7,800,000 shares of common stock of the Company (“Common Shares”) on the closing date (“Initial Payment Shares”) with an estimated fair value of $11,516,583 based on the Company’s closing share price of C$1.85 and a foreign exchange rate of C$0.7981 to the $ on June 13, 2022;

●	Combination of cash and Common Shares, determined as per the terms of the Agreement, which have an aggregate value of $4,621,398, being $15,000,000 less the deemed price per Common Share equal to the United States dollar equivalent (based on the Bank of Canada daily exchange rate for the conversion of Canadian dollars to United States dollars (the “Currency Exchange Rate”) on the business day immediately preceding the closing date) of C$1.70 for the 7,800,000 Initial Payment Shares. Such cash/shares are to be paid/issued on or before the earlier of the business day on which the Company completes any debt or equity financing (the “Financing”) and the date that is 90 days following the Closing Date (“Second Payment”); and,

●	Deferred Payment of $17,500,000 cash. The Company’s obligation to pay the Deferred Payment will be secured by a Deed of Trust and related financing statement pursuant to which the Company will grant Waterton a first-priority, perfected security interest running with the property held by CR Reward.

If the price at which securities are sold by the Company under the Financing (the “Financing Price”) is less than C$1.70, the Second payment shall be satisfied by such combination of cash and Common Shares as may be determined by Waterton in its sole discretion; and the (ii) if the Financing Price is C$1.70 or greater, the Second Payment shall be satisfied by such combination of cash and Common Shares as may be determined by the Company in its sole discretion. Any Common Shares issued pursuant to the Second Payment shall be issued at a deemed price per Common Share equal to the United States dollar equivalent (based on the Currency Exchange Rate on the business day immediately preceding the closing date of the Financing) of the Financing Price. For purposes of the pro forma assumptions and since the Company’s share price on closing exceed C$1.70, the Second Payment is assumed to be settled with cash on hand rather than through the issuance of shares.

The Agreement provides that in no case will the Company be entitled to or permitted to issue any Common Shares to Waterton if such issuance would result in Waterton having beneficial ownership (as determined in accordance with applicable securities laws) of more than 9.99% of the outstanding Common Shares, and any portion of the Second Payment that would, if settled by Common Shares, cause Waterton to own more than 9.99% of the Common Shares shall be paid entirely in cash.

AUGUSTA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021 AND THE THREE MONTHS ENDED MARCH 31, 2022

(Unaudited, expressed in United States dollars except as otherwise noted)

4.	PURCHASE PRICE ALLOCATION

Management has preliminarily determined that the Acquisition does not constitute a business combination because the acquired assets do not contain processes sufficient to constitute a business in accordance with ASC 805. Accordingly, these pro forma combined financial statements have been prepared on the basis that the Acquisition represents the acquisition of assets in exchange for cash, assumption of liabilities and the issuance of share-based payments. As a result, the consideration is measured based on the cost accumulation model and allocated to the acquired assets on the basis of relative fair value, with no resulting goodwill or bargain purchase gain being recognized. Share-based payments issued in conjunction with the Acquisition are valued based on the fair value of the consideration issued, measured at the grant date in accordance with ASC 718.

As of the date of this Form 8-K/A, the Company has not completed its accounting for the Acquisition, which is being undertaken in conjunction with the Company’s preparation of its consolidated financial statements as at and for the three months ending June 30, 2022. As a result, the pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analysis is performed. The preliminary pro forma adjustments have been made solely for the purpose of providing this unaudited pro forma financial information. The Company has estimated the fair value of the share-based consideration, the assets acquired and liabilities assumed based on preliminary valuation information, due diligence, and the consolidated financial statements of CR Reward as at March 31, 2022.

The final purchase price allocation may be materially different than that reflected in the preliminary purchase price assumptions presented below. The purchase consideration and the allocation of the purchase price to the assets acquired are presented below.

Purchase Consideration:
Closing Payment	$12,500,000 [1]
Initial Payment Shares (7,800,000 common shares) (1)(2)	11,516,583
Second Payment (2)	4,621,398
Deferred Payment (3)	17,500,000
Transaction costs	200,000
Total consideration	46,337,981
Acquisition of assets and assumption of (liabilities) (4)
Cash	429,524
Prepaids	19,521
Property and plant	838,991
Mineral properties	46,157,667
Accounts payable	(7,288)
Asset retirement obligation	(1,100,434)
Net assets acquired	$46,337,981

(1)	Valued using the closing price on TSX of Augusta Gold Corp as at April 21, 2022 which represents the grant date under ASC 718.

(2)	For purposes of these pro forma condensed combined financial statements the Second Payment is expected to be paid fully in cash and the company has sufficient cash to settle this payment. Hence, it is presented as adjustment to cash and cash equivalent in the unaudited pro forma condensed combined balance.

(3)	Presented as “Acquisition Obligation” under current liabilities in the unaudited pro forma condensed combined balance sheet.

(4)	The allocation of the purchase consideration to acquired assets and assumed liabilities is subject to finalization and has been estimated on the basis of CR Reward’s consolidated assets and liabilities at March 31, 2022.

AUGUSTA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021 AND THE THREE MONTHS ENDED MARCH 31, 2022

(Unaudited, expressed in United States dollars except as otherwise noted)

5.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma combined statements of operations and the unaudited pro forma condensed combined balance sheet as of March 31, 2022, reflect the following assumptions and adjustments to give effect to the asset acquisition, as if the Acquisition had occurred on January 1, 2021 and March 31, 2022, respectively, and the fair value adjustments reflected in Note 4 had affected the periods presented.

As of the date of these pro forma financial statements, the Company is not aware of any additional reclassifications that would have a material impact on the unaudited pro forma financial information and are not reflected in the pro forma adjustments. Assumptions and adjustments made are as follows:

a)	The decrease to cash represents the payment of the Closing Payment of $12,500,000, Second Payment of $4,621,398, estimated transaction costs of $200,000, and $55,997 payment of all related party payables per the terms of the Agreement.

b)	The increase to mineral properties to record the relative fair value ascribed to the mineral properties and associated land package. The fair value of property and plant approximates the book value.

c)	The decrease to accounts payable reflects the payment of related party payables as per the terms of the Agreement.

d)	The increase to Acquisition obligation relates to the Deferred Payment (Notes 1 and 3).

e)	The fair value of the asset retirement obligation approximates the book value.

f)	The increase to common stock and additional paid-in capital represents the fair value of the issuance of the Initial Payment Shares, with $780 representing the par value of the common shares and $11,515,803 representing the additional paid-in capital (see Note 4).

g)	The decrease to member’s capital and accumulated deficit represents the elimination of CR Reward’s historical balances.

6. PRO FORMA INCOME (LOSS) PER COMMON SHARE

Pro forma basic and diluted income (loss) per common share for the three months ended March 31, 2022 and the year ended December 31, 2021 have been calculated based on actual weighted average number of the Company’s common shares outstanding for the respective periods; as well as the number of shares assumed issued (Note 5(f)) in connection with the Acquisition as if such shares had been outstanding since January 1, 2021.